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                                                                  EXHIBIT (2)2.

            Contents of Omitted Schedules to Asset Purchase Agreement

                 (a copy of any of the omitted Schedules will be
                    furnished to the Commission upon request)


Schedule          Description
--------          -----------

   1.1(a)        Net Assets Transferred
   1.1(b)        Contracts
   1.1(c)        Permitted Encumbrances
   1.1(d)        Permitted Liens
   2.1(d)        Personal Property
   2.1(f)        Prepaid Items
   2.1(i)        Permits
   2.2           Excluded Assets
   4.1(d)        Assumed Leases
   4.1(e)        Other Assumed Obligations
   5.6           Effect of Agreement
   5.7           Consents and Approvals
   5.8           Financial Information
   5.9           Undisclosed Liabilities
   5.11          Litigation
   5.12          Taxes
   5.13          Accounts Receivable and Accounts Payable
   5.15          Absence of Certain Changes or Events
   5.16          Contracts and Commitments
   5.17          OSHA;Environmental
   5.18          Customers and Vendors
   5.20          Employment Matters
   5.21          Employee Benefit Plans
   5.22          Employees
   5.23          Defects in Products or Designs
   5.25          Sufficiency of Assets
   5.26          Governmental Authorizations
   5.27          Compliance with Applicable Laws
   5.29          U.S. Real Property
   5.30          Personal Property